Exhibit 10.3

NINETEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This NINETEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of April 8, 2016, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended in the manner provided in this Section 1.

1.1Additional Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA

Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Issuing Bank or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrowers, the Administrative Agent, the Issuing Bank or any Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, the Issuing Bank or any Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the Administrative Agent, the Issuing Bank or such Lender of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.

“Issuing Bank” means JPMorgan Chase Bank, N.A. and any other Lender that agrees to act as an Issuing Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i).  Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event more than one Lender has issued one or more Letters of Credit, each reference to "Issuing Bank" shall be deemed to refer to each Issuing Bank or a particular Issuing Bank, as context requires.

1.3Letters of Credit.  Section 2.06 of the Credit Agreement shall be and hereby is amended by replacing the reference to "$750,000,000" therein with "$950,000,000".

1.4Defaulting Lenders.  The penultimate paragraph of Section 2.22 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

If (i) a Bankruptcy Event or Bail-In Action with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder.

1.5EEA Financial Institutions.  Article IV or the Credit Agreement shall be and hereby is amended by adding a new Section 4.23 at the end of Article IV to read as follows:

SECTION 4.23.  EEA Financial Institutions.  No Credit Party is an EEA Financial Institution.

1.6Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Article XI of the Credit Agreement shall be and hereby is amended by adding a new Section 11.20 at the end of Article XI to read as follows:

SECTION 11.20.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)      the effects of any Bail-In Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

1.7Schedule 1.01.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.Redetermination of Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Nineteenth Amendment Effective Date, the Borrowing Base is $4,500,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the Scheduled Redetermination to occur on or about October 15, 2016 pursuant to Section 3.03 of the Credit Agreement and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 2 constitutes the Scheduled Redetermination, which otherwise would have occurred on or about April 15, 2016 pursuant to Section 3.03 of the Credit Agreement.

SECTION 3.Conditions.  The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3 (the "Nineteenth Amendment Effective Date").

3.1Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.Miscellaneous.

5.1Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8Reference to and Effect on the Loan Documents.

(a)This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

RESTRICTED SUBSIDIARIES:

AR OHIO LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

MONROE PIPELINE LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer and
Regional Vice President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Zachary Kramer
Name: Zachary Kramer
Title: Assistant Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Vice President

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name: Garrett R. Merrell
Title: Relationship Manager

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title:Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Todd S. Anderson
Name: Todd S. Anderson
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name: J. F. Todd
Title: Managing Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
Name: James Giordano
Title: Senior Vice President

Canadian Imperial Bank of
Commerce, New York BRANCH,
as a Lender

By:	/s/ Daria Mahoney
Name: Daria Mahoney
Title: Authorized Signatory

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E McKean
Name: George E McKean
Title: Senior Vice President

ABN AMRO Capital USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Executive Director

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Greg M. Hall
Name: Greg M. Hall
Title: Vice President

Antero Resources Corporation
Nineteenth Amendment to Credit Agreement	SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Andrew Mellgard
Name: Andrew Mellgard
Title: Authorized Signatory

SUNTRUST BANK,
as a Lender

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Managing Director

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

Natixis, New York Branch,
as a Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

DNB CAPITAL LLC,
as a Lender

By:	/s/ James Grubb
Name: James Grubb
Title: Vice President

By:	/s/ Byron Cooley
Name: Byron Cooley
Title: Senior Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Ann RHOADS
Name: Ann RHOADS
Title: Managing Director

By:	/s/ Sriram CHANDRASEKARAN
Name: Sriram CHANDRASEKARAN
Title: Director

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.15000%	$246,000,000.00
Wells Fargo Bank, N.A.	6.15000%	$246,000,000.00
Credit Agricole Corporate and Investment Bank	5.45000%	$218,000,000.00
Citibank, N.A.	5.45000%	$218,000,000.00
Barclays Bank PLC	5.45000%	$218,000,000.00
Capital One, National Association	5.45000%	$218,000,000.00
MUFG Union Bank, N.A.	5.45000%	$218,000,000.00
BMO Harris Bank N.A.	3.42500%	$137,000,000.00
U.S. Bank National Association	3.42500%	$137,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.42500%	$137,000,000.00
Toronto Dominion (New York) LLC	3.42500%	$137,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.42500%	$137,000,000.00
Fifth Third Bank	3.42500%	$137,000,000.00
HSBC Bank USA, National Association	3.42500%	$137,000,000.00
BNP Paribas	3.42500%	$137,000,000.00
DNB Capital LLC	3.42500%	$137,000,000.00
Comerica Bank	2.87500%	$115,000,000.00
The Bank of Nova Scotia	2.80000%	$112,000,000.00
Natixis, New York Branch	2.45000%	$98,000,000.00
ABN AMRO Capital USA LLC	2.45000%	$98,000,000.00
Sumitomo Mitsui Banking Corporation	2.45000%	$98,000,000.00
PNC Bank, National Association	2.45000%	$98,000,000.00
KeyBank National Association	2.45000%	$98,000,000.00
SunTrust Bank	2.45000%	$98,000,000.00
Compass Bank	2.45000%	$98,000,000.00
Morgan Stanley Bank, N.A.	2.45000%	$98,000,000.00
Branch Banking and Trust Company	2.12500%	$85,000,000.00
Santander Bank, N.A.	1.25000%	$50,000,000.00
Scotiabanc Inc	0.62500%	$25,000,000.00
Bank of America, N.A.	0.35000%	$14,000,000.00
TOTAL	100.000000000%	$4,000,000,000.00